                  WIN SYSTEMS INTERNATIONAL, INC.

       Incorporation under the Laws of the State of Colorado

Number                                       Shares
___________                                  _______________
                                             See Reverse for
                                             Certain Definitions

                                             CUSIP 966621104

This Certifies That _________________________________________________
Is the Owner of ______________________________________ Fully Paid and
Nonassessable Common Stock, no par value of,

                  Win Systems International, Inc.

transferable only on the books of the Corporation in person or by attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all the provisions of the Articles of Incorporation, to all of which the holder by acceptance hereby assents. This Certificate is not valid until countersigned by the Transfer Agent.

     In Witness Whereof, the Corporation has caused this Certificate to be endorsed by the facsimile signature of its duly authorized officer and to be sealed with the facsimile seal of the Corporation.

Dated ________________________

_________________________          SEAL      _______________________
Secretary                                    President


                                   COUNTERSIGNED:
                                   CORPORATE STOCK TRANSFER, INC.
                                   370 - 17th Street, Suite 2350
                                   Denver, Colorado   80202

                                   BY: ______________________________
                                       Transfer Agent and Registrant
                                       Authorized Officer

Win Systems International, Inc.
Corporate Stock Transfer, Inc.
Transfer Fee: $15.00

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenant in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ___________ Custodian for _____________ (Minor) under Uniform Gifts to Minors Act of ___________________ (State)

Additional abbreviations may also be used though not in the above list.

For value received ________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[                       ]

Please print or type name and address of assignee

__________________________________________________
__________________________________________________
__________________________________________________
___________________________________________ Shares

of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

__________________________________________________
__________________________________________________

Attorney to transfer the said stock on the books of the within name Corporation, with full power of substitution in the premises.

Dated ________________ 19____

SIGNATURE GUARANTEED:         x______________________________________
                              x______________________________________

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loans Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.